UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 31, 2020
CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Market Place Blvd, Suite 200 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
 As previously disclosed by CEC Entertainment, Inc. (the “Company”), effective January 21, 2020, Thomas Leverton, stepped down from his role as Chief Executive Officer and as a member of the Board of Directors. On January 31, 2020 the Company entered into a separation agreement with Mr. Leverton, providing for the terms of his separation from the Company (the “Separation Agreement”). The Separation Agreement provides that effective January 21, 2020 (the “Separation Date”), Mr. Leverton’s employment was terminated by the Company without cause and he resigned from the Company’s Board of Directors. Upon separation, Mr. Leverton will receive the following compensation: (i) the final paycheck of his base salary through the Separation Date; (ii) a lump sum payment for any reimbursable business expenses incurred before the Separation Date; (iii) any vested benefits under the Company’s 401(k) plan; and (iv) the 2019 annual bonus, payable in the form of 67,353 shares of common stock of Queso Holdings Inc., the Company’s parent corporation, 60 days after the Separation Date. All of the options granted to purchase shares of common stock of Queso Holdings Inc. that are not vested as of the Separation Date are forfeited and Mr. Leverton has 90 days from the Separation Date to exercise any or all of his vested options. In addition, as consideration for the execution of a release of claims against the Company and compliance with the other terms of the Separation Agreement, Mr. Leverton will be entitled to a payment equal to $967,250, representing the sum of his annual base salary and the cash value of his 2019 annual bonus, payable 60 days following the Separation Date. Mr. Leverton signed the Separation Agreement and release of claims on January 31, 2020, and has 7 days from that date to revoke his signature.
The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the text thereof, filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Separation Agreement and Release, by and between CEC Entertainment, Inc. and Thomas Leverton executed January 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: February 6, 2020	By:	/s/ James A. Howell
James A. Howell
Executive Vice President and Chief Financial Officer

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